                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                      FORM 8-K


                                   CURRENT REPORT


                         Pursuant to Section 13 or 15(d) of
                         THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): August 14, 1997


                             ILM II SENIOR LIVING, INC.


   VIRGINIA                           0-18942                     06-1293758
---------------                 ---------------------           --------------
(STATE OR OTHER                 (COMMISSION FILE NO.)           (IRS EMPLOYER)
JURISDICTION OF                                                      ID NO.)
 INCORPORATION)


                1285 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10019
                -----------------------------------------------------
                      (Address of principal executive offices)


                                   (800) 225-1174
                 --------------------------------------------------
                 Registrant's telephone number, including area code


                   PAINEWEBBER INDEPENDENT LIVING MORTGAGE INC. II
            -------------------------------------------------------------
            (Former name or former address, if changed since last report)
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        ITEM 5 - OTHER EVENTS.

        On July 31, 1997, the Board of Directors of PaineWebber Independent Living Mortgage II, Inc. (the "Company") adopted an amendment to the Company's Articles of Incorporation changing the name of the Company to "ILM II Senior Living, Inc." The Articles of Amendment as adopted were filed by the Company with the Virginia Corporation Commission on August 14, 1997.

        ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)     Financial Statements of Business Acquired.

                Not applicable.

        (b)     Pro Forma Financial Information

                Not applicable.

        (c)     Exhibits.

                Articles of Amendment of Articles of Incorporation of PaineWebber Independent Living Mortgage Inc. II.
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                                     SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                ILM II SENIOR LIVING, INC.
                                        (Registrant)



Dated: August 14, 1997          By: /s/ Lawrence A. Cohen
                                    -------------------------------
                                    Lawrence A. Cohen
                                    President and Chief Executive Officer
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                                EXHIBIT INDEX

EXHIBIT 3.1        ARTICLES OF AMENDMENT OF ARTICLES OF INCORPORATION OF
                   OF PAINEWEBBER INDEPENDENT LIVING MORTGAGE FUND. INC. II